EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003



         John V. Murphy, Chief Executive Officer, and Brian W. Wixted Chief
         --------------                               ---------------
Financial Officer of Oppenheimer Capital Preservation Fund (the "Registrant"), each certify to the best of his or her knowledge that:

         1.
                  The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.
                  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                              Chief Financial Officer

Oppenheimer Capital                                  Oppenheimer Capital
Preservation Fund                                    Preservation Fund

/s/John V. Murphy                                    /s/Brian W. Wixted
-----------------                                    ------------------

John V. Murphy                                       Brian W. Wixted

Date: 06/19/03                                       Date: 06/19/03



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Oppenheimer Capital Preservation Fund and will be retained by Oppenheimer Capital Preservation Fund and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.